Related party disclosures	6 Months Ended
Jun. 30, 2021
Related Party [Abstract]
Related party disclosures	Related party disclosures
There is no single investor who has the ability to control the Board of Directors or the vote on shareholder resolutions.

As of June 30, 2021 and December 31, 2020, BPI France Participation - Fonds Large Venture, a fund managed by Bpifrance owned an estimated 8.8% of the share capital of the Company.

At the annual shareholders meeting on June 30, 2017, the shareholders approved the nomination of Mailys Ferrere to the board of directors. Mrs. Ferrere is employed by BPI France Participation - Fonds Large Venture. Bpifrance provided funding to two consortiums which include the Company in the context of long-term research projects and in loans (See Note 13 Government loans). On April 2, 2020, the Company entered into a Shareholder Loan Agreement with Bpifrance Participations of $2.2 million which was converted into equity on May 15, 2020. On March 5, 2021, the Company executed an agreement with Bpifrance that provides funding to the Company in the context of a long-term research project named CRIIOT, estimated to be completed over a 33-month period. The total value of the project is €5,615,000 ($6,673,000 using exchange rate as of June 30,
2021) in the form of a grant. The funding will be paid in three installments: €1,404,000 ($1,670,000 using exchange rate of the funding date) after the signature of the contract, received in April 2021; €2,808,000 ($3,337,000 using exchange rate as of June 30, 2021) expected to be received between October 26, 2021 and October 26, 2022 based on achievement of milestones and the remaining amount of €1,403,000 ($1,667,000 using exchange rate as of June 30, 2021) at the end of the contract.

In April 2015, the Company completed the sale of a $12 million convertible note, in April 2016 the sale of a $6.0 million convertible note, in September 2018 the sale of a $4.5 million convertible note, in May 2019 the sale of a $3.0 million convertible note and in August 2019 the sale of a $5.0 million convertible note, all to an affiliate of Nokomis Capital, L.L.C., a beneficial owner of 9.9% of the share capital of the Company (see Note 15 Convertible debt). In 2017, the Company amended the terms of the notes issued in 2015 and 2016 and as part of the agreement, Wesley Cummins, a former (as of February 2020) representative of Nokomis Capital, L.L.C., became a board observer in November 2017, and on June 29, 2018, the shareholders approved Mr. Cummins' nomination to the board of directors. Since February 2020 and as of June 30, 2021, Nokomis no longer has representation on the board of directors.

Effective March 20, 2020, the convertible notes issued in April 2015, April 2016, September 2018, May 2019 and August 2019 were amended to grant the Company three options to extend the term of each note, except for the August 2019 which has two options (See Note 15).

In December 2020, January 2021 and February 2021, Nokomis converted the April 2015, April 2016 and May 2019 notes (see Note 15 Convertible debt). As of June 30, 2021, the principal amount and accrued interest of the convertible notes held by an affiliate of Nokomis Capital, L.L.C amounts to $4.7 million.
On February 2, 2021, the board of director approved a consultancy services agreement with ABLE France, a company owned by Yves Maitre, member of the board of directors, for services in business development.
No other transactions have been entered into with these or any other related parties during the six months ended June 30, 2020 and 2021, other than normal compensation (including share based payment arrangements) for and reimbursement of expenses incurred in their roles as Directors or employees of the Company.